DELAWARE GROUP ADVISER FUNDS

Delaware Diversified Income Fund

Supplement to the Fund's
Class A * Class B * Class C * Class R Prospectus
dated February 25, 2005

The following replaces the section of the Prospectus entitled "Portfolio Managers" under "Who manages the Fund":

Timothy L. Rabe, Paul Grillo and Philip R. Perkins have primary responsibility for making day-to-day investment decisions for the Fund. When making decisions for the Fund, Messrs. Rabe, Grillo and Perkins regularly consult with Ryan K. Brist and Stephen R. Cianci.

Timothy L. Rabe, Senior Vice President/Senior Portfolio Manager, received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, Mr. Rabe worked as a tax analyst for The Northern Trust Company. Mr. Rabe is a CFA charterholder.

Paul Grillo, Senior Vice President/Senior Portfolio Manager, holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as Mortgage Strategist and Portfolio Manager at Chemical Investment Group and as Financial Analyst at Chemical Bank. Mr. Grillo is a CFA charterholder.

Philip R. Perkins, Senior Vice President/Senior Portfolio Manager, holds a B.A. from the University of Notre Dame. He joined Delaware Investments in June 2003 from Deutsche Bank A.G., where he served as a Managing Director in Global Markets. He was Chief Operating Officer for the Bank's Emerging Markets Division, based in London. From 1998 to 2001, he was based in Moscow and responsible for Local Markets Trading. Prior to that, Mr. Perkins was Chief Executive Officer of Dinner Key Advisors Inc., a Registered Broker dealer founded to trade derivative mortgage backed bonds with institutional clients. He began his career at Salomon Brothers, where he was a Mortgage/CMO trader from 1985 to 1990.

Ryan K. Brist, Executive Vice President/Managing Director/Chief Investment Officer, Fixed Income, earned his bachelor's degree from Indiana University. Prior to joining Delaware Investments in August 2000, he served as a Senior Trader and Corporate Specialist for Conseco Capital Management's fixed-income group. He previously worked in oil/gas investment banking as an Analyst for Dean Witter Reynolds in New York. He is a CFA Charterholder.

Stephen R. Cianci, Senior Vice President/Senior Portfolio Manager, holds a BS and an MBA in Finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA charterholder.

This supplement is dated March 8, 2005.